                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

[X]    Filed by the Registrant
[_]    Filed by a Party other than the Registrant

       Check the appropriate box:
[_]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          VALLEY FINANCIAL CORPORATION
                          -----------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[_]    Fee paid previously with preliminary materials.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:______
           _________________________________

       (2) Aggregate number of securities to which transaction applies:_________
           _________________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           _____________________________________________________________________

       (4) Proposed maximum aggregate value of transaction: ____________________
           _________________________________

       (5)  Total fee paid: ____________________________________


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:_________________________________

       (2) Form, Schedule or Registration Statement No.:___________

       (3) Filing Party:___________________________________________

       (4) Date Filed:_____________________________________________

                          VALLEY FINANCIAL CORPORATION

                              36 Church Avenue, SW
                             Roanoke, Virginia 24011

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Valley Financial Corporation (the "Annual Meeting") will be held at the Mill Mountain Theatre, One Market Square, Roanoke, Virginia 24011 on Wednesday, April 24, 2002 at 6:00 p.m. local time for the following purposes:

     1. To elect four Class B directors to serve until the 2005 Annual Meeting of Shareholders, or in the case of each director, until his or her successor is duly elected and qualifies.

     2. To transact such other business as may properly come before the Annual Meeting.


     After the Annual Meeting, shareholders are invited to attend a reception in the History Museum and Historical Society of Western Virginia, located on the third floor of Center in the Square. Please indicate in the box provided on the proxy card how many persons will attend the reception.

     Only shareholders of record at the close of business on February 28, 2002 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding matters proposed to be acted upon at the Annual Meeting.


     To assure that your shares are represented at the Annual Meeting, please complete, sign, date and mail promptly the enclosed proxy, for which a return envelope is provided. Your proxy is revocable by you at any time prior to its exercise.

                                           By Order of the Board of Directors


                                           /s/ Ellis L. Gutshall
                                           Ellis L. Gutshall
                                           President and Chief Executive Officer

March 20, 2002

                          VALLEY FINANCIAL CORPORATION

                              36 Church Avenue, SW
                             Roanoke, Virginia 24011

                                 PROXY STATEMENT

                   FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS

     The solicitation of the enclosed proxy is made by and on behalf of the Board of Directors of Valley Financial Corporation (the "Company") to be used at the 2002 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 6:00 p.m. local time at the Mill Mountain Theatre, One Market Square, Roanoke, Virginia 24011 on Wednesday, April 24, 2002 and at any adjournments thereof. The approximate mailing date of this Proxy Statement is March 20, 2002.

     The cost of solicitation of proxies will be borne by the Company. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of Company stock held in their names. Solicitations will be made only by use of the mails, except that if necessary, officers, directors and employees of the Company may without additional compensation solicit proxies by telephone or personal contact.

     All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by providing written notice of revocation of the proxy, or by submitting a signed proxy bearing a later date. Any such written notice of revocation should be sent to the Corporate Secretary of the Company, P.O. Box 2740, Roanoke, Virginia 24001.

     An Annual Report to Shareholders including the summary consolidated financial statements for the year ended December 31, 2001 is being mailed to you concurrently with this Proxy Statement, but is not and should not be considered proxy solicitation material.


                                VOTING PROCEDURES

     As of February 28, 2002 the Company had outstanding 1,213,207 shares of its common stock, no par value (the "Common Stock"), each of which is entitled to one vote at the Annual Meeting or any adjournment thereof. A majority of votes entitled to be cast on matters to be considered at the Annual Meeting constitutes a quorum. Broker nonvotes (in which brokers fail to vote shares on behalf of the beneficial owners thereof) will not be treated as present or represented at the meeting, and will not be included in determining whether a quorum is present.

     Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting. Only shares that are voted in favor of a nominee will be counted toward that nominee's achievement of a plurality. Shares represented by proxy as to which the shareholder properly withheld authority to vote for a nominee will not be counted toward that nominee's achievement of a plurality.

     Other Matters. The affirmative vote of a majority of the shares represented at the Annual Meeting is required for a matter to be deemed approved by the shareholders. Shares represented by proxy as to which the shareholder abstained from voting are considered present at the meeting for the proposal but, because they are not affirmative votes for the proposal, they have the same effect as votes cast against the proposal. Broker nonvotes are not considered present at the Annual Meeting and are not counted with regard to the proposal.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to persons believed by management of the Company to be beneficial owners of more than 5% of the outstanding Common Stock. Other than as disclosed below, the Company is not aware of any person or group, as those terms are defined in the Securities Exchange Act of 1934, who beneficially owned more than 5% of the outstanding Common Stock as of February 28, 2002.

                         Name and Address       Number of
       Title of Class    of Beneficial Owner    Shares Owned    Percent of Class
       --------------    -------------------    ------------    ----------------


       Common Stock      George W. Logan           120,000           9.89%
                         P.O. Box 1190
                         Salem, VA 24153


                              ELECTION OF DIRECTORS


     The Company's Articles of Incorporation divide the Board of Directors into three classes (A, B and C) as nearly equal in number as possible, with the terms of office of each class ending in successive years. The current term of office of the Class B directors expires at this 2002 Annual Meeting. The terms of office of the Class C and Class A directors will expire in 2003 and 2004, respectively.


     It is the intent of the named proxies, unless otherwise directed, to vote in favor of the election of each of the four nominees for Class B director whose names appear below. Each nominee has agreed to serve if elected. In the event any named nominee shall unexpectedly be unable to serve, proxies will be voted for the remaining named nominees and such other person or persons as may be designated by the Board of Directors.


                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

     The following information, including the principal occupation during the past five years, is given with respect to the nominees for election to the Board at the Annual Meeting, and for the directors who will continue in office after the Annual Meeting. All of the nominees for re-election as directors currently serve as directors of the Company and of Valley Bank (the "Bank"), the Company's wholly-owned subsidiary.

                                                                                 Shares of Common Stock
                                                                               Beneficially Owned as of
                                                                                 February 28, 2002 (11)

Name, Age and Year                                                               Shares        Percent
First Became Director                 Principal Occupation                       Owned         of Class
---------------------                 --------------------                       -----         --------
                                       NOMINEES FOR DIRECTOR

                                              CLASS B
                                (serving until 2002 Annual Meeting)

Abney S. Boxley, III* (1)       President and Chief Executive Officer,            21,000         1.73%
Age 44                          Boxley Company, Inc. (construction materials
Director since 3/94             supplier), Roanoke, VA

William D. Elliot*              Chairman and President, Davis H. Elliot           57,250 (2)     4.72%
Age 56                          Company, Incorporated (specialists in
Director since 3/94             construction and maintenance of overhead
                                electric power lines, industrial electric
                                wiring and industrial process controls),
                                Roanoke, VA

Barbara B. Lemon                Civic Leader, Roanoke, VA                         25,000         2.06%
Age 65
Director since 3/94

Ward W. Stevens, M.D.*          Retired since 1997; prior thereto,                32,000         2.64%
Age 66                          neurosurgeon, Neurosurgical Associates of
Director since 3/94             Roanoke, Inc., Roanoke, VA

                                   DIRECTORS CONTINUING IN OFFICE

                                              CLASS C
                                (serving until 2003 Annual Meeting)

Ellis L. Gutshall*              President and Chief Executive Officer of the      43,766 (3)     3.50%
Age 51                          Company and the Bank, Roanoke, VA
Director since 6/96

Mason Haynesworth               Retired since 2000; former Director of             2,025 (4)     0.17%
Age 61                          Specialized Audits, Norfolk Southern
Director since 6/97             Corporation (rail transportation company)
                                Roanoke, VA

A. Wayne Lewis*                 Executive Vice President, Chief Operating         48,621 (5)     3.89%
Age 58                          Officer, Chief Financial Officer and
Director since 3/94             Corporate Secretary of the Company and the
                                Bank, Roanoke, VA

George W. Logan* (6)            Chairman of the Board of Directors of the        120,000         9.89%
Age 57                          Company and the Bank; Chairman, Alliance
Director since 3/94             Industrial Center (developer of commercial
                                distribution warehouses), Salem, VA

                                        CLASS A
                             (serving until 2004 Annual Meeting)
Eddie F. Hearp          President, National Financial Services, Inc.      34,969 (7)     2.88%
Age 58                  (personal and business insurance, retirement
Director since 3/94     benefit planning), Roanoke, VA

Anna L. Lawson          Anthropologist, Daleville, VA                     40,475 (8)     3.34%
Age 58
Director since 3/94

John W. Starr, M.D.     Cardiologist, Consultants in Cardiology,          27,730 (9)     2.29%
Age 55                  P.C., Roanoke, VA
Director since 3/94

Michael E. Warner       Private Investor, Roanoke, VA                     26,062         2.15%
Age 66
Director since 3/94

                                  EXECUTIVE OFFICERS

J. Randy Woodson        Executive Vice President and Chief Lending         8,307 (10)    0.68%
Age 40                  Officer of the Bank since 2002; prior
                        thereto, Senior Vice President since 1998;
                        prior thereto, Senior Vice President, Crestar
                        Bank, Roanoke, VA

13 Directors and Executive Officers as                                   487,205        37.68%
a group


 *   Member of the Executive Committee
(1)  Mr. Boxley is also a director of Roanoke Gas Company.
(2) Includes 15,750 shares held by AEW, Inc., of which Mr. Elliot is Chairman and President.
(3) Includes 210 shares held by Mr. Gutshall as custodian for his children and 36,546 shares Mr. Gutshall has the right to acquire within 60 days through the exercise of stock options.
(4)  Includes 525 shares held by Mr. Haynesworth's spouse.
(5) Includes 36,546 shares Mr. Lewis has the right to acquire within 60 days through the exercise of stock options.
(6)  Mr. Logan is also a director of Roanoke Electric Steel Corporation.
(7)  Includes 262 shares held by Mr. Hearp's spouse.
(8)  Includes 1,650 shares held by Mrs. Lawson's spouse.
(9)  Includes 1,050 shares held by Dr. Starr's spouse.
(10) Includes 6,605 shares Mr. Woodson has the right to acquire within 60 days through the exercise of stock options.
(11) Computed in accordance with SEC Rule 13d-3 to reflect stock options exercisable within 60 days.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR CLASS B LISTED ABOVE.

Certain Relationships and Related Transactions

     Anna L. Lawson, a Class A Director, is the sister of George W. Logan, a Class C Director and Chairman of the Board of Directors. Other than the foregoing, there are no family relationships among the Directors and Executive Officers of the Company.

     The Bank has had and expects to have loan transactions with certain of the directors and officers and their affiliates. Management of the Bank is of the opinion that such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than normal risk of collectibility or present other unfavorable features.

                        BOARD OF DIRECTORS AND COMMITTEES

     The Boards of the Company and the Bank are identical in membership. The Boards have standing audit, nominating and compensation committees (or committees performing similar functions) as listed below.

Audit Committee Information

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Committee consists of Directors Haynesworth (Chairman), Elliot, Hearp, Lemon and Starr, all of whom are deemed to be independent directors under the listing standards of the National Association of Securities Dealers. The Audit Committee and the Board have approved and adopted an Audit Committee Charter, which was attached to the 2001 Proxy Statement. In carrying out its responsibilities, the Audit Committee met four times in 2001.

Independent Certified Public Accountants

     Larrowe & Company, P.L.C. acted as the Company's independent certified public accountants for the fiscal year ended December 31, 2001. Representatives of Larrowe & Company, P.L.C. are expected to attend the Annual Meeting and will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders.

Services and Fees During 2001

     As the Company's independent accountants for 2001, Larrowe & Company, PLC provided various audit and non-audit services for which the Company was billed for fees as listed below:

         Audit Services                                          $28,200
         Financial Systems Design and Implementation                   0
         All Other Services                                        4,700
                                                                 -------
              Total                                              $32,900
                                                                 =======

Audit Committee Report

     In connection with the December 31, 2001 audited financial statements, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees; and (iii) received and discussed with the independent accountants the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Based upon these reviews and discussions, we have recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report for the year ended December 31, 2001 to be filed with the Securities and Exchange Commission on Form 10-KSB.

     Additionally, we considered whether the provision of non-audit services to the Company by Larrowe & Company, PLC is compatible with maintaining its independence. Finally, we recommended to the Board of Directors that Larrowe & Company, PLC be reappointed as the Company's independent auditors for the fiscal year ending December 31, 2002.

     THE AUDIT COMMITTEE
     Mason Haynesworth, Chairman
     William D. Elliot
     Eddie F. Hearp
     Barbara B. Lemon
     John W. Starr

Human Resources Committee

     The Human Resources Committee consists of Directors Boxley (Chairman), Elliot, Lawson, Lemon and Logan. The Committee oversees the Company's compensation and benefits practices, recommends to the full Board the compensation arrangements for the Chief Executive Officer, the Chief Operating Officer and the Chief Lending Officer, administers any executive compensation plans (including the present Incentive Stock Plan), reviews management succession plans and recommends to the full Board candidates for election as directors. The Committee met four times in 2001.

     The Committee will consider suggestions from all sources, including shareholders, regarding possible candidates for nomination and election to the Board. Generally, candidates should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board, financially capable of making a meaningful investment in the Company's stock, and able to represent the interests of all shareholders and not merely those of any special interest group. Shareholders wishing to suggest a candidate for consideration at the 2003 Annual Meeting of Shareholders should forward not later than November 19, 2002 the candidate's name and a description of the candidate's background and qualifications to the Corporate Secretary of the Company, who also serves as Secretary to the Human Resources Committee.

Compensation of Directors

     Directors of the Company did not receive any retainers for their services as directors in 2001, but were paid a fee of $300 for each Board meeting attended and $100 for meetings of Board committees attended. Committee fees are reduced by 50% if a meeting is held immediately before or after a meeting of the Board or another committee on which the director serves. Directors who are also active officers of the Company or the Bank are not eligible to receive director fees.

Board and Committee Meetings and Attendance

     The Board of the Company met seven times in 2001 and the Board of the Bank met twelve times during the same period. All incumbent Board members except for Directors Lawson and Warner attended at least 75% of the total meetings of the Boards of the Company and the Bank, and all committees thereof on which he or she sat.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based upon a review of beneficial ownership reporting Forms 3, 4 and 5 furnished to the Company under Rule 16a-3(e) of the Securities and Exchange Commission (the "Commission"), the Company believes that all reports of initial and subsequent changes in beneficial ownership of the Company's securities as required pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), were filed with the Commission on a timely basis during the most recent fiscal year or prior fiscal years by all persons who were directors or officers of the Company at any time during such fiscal years.

                             EXECUTIVE COMPENSATION

     The following table shows the cash compensation paid by the Company to its executive officers for the three years ended December 31, 2001.

                           Summary Compensation Table

                                                                                Securities
                                                                                Underlying
Name and Principal Position               Year      Salary $      Bonus $        Options        Other $ (1)
---------------------------               ----      --------      -------        -------        -----------
Ellis L. Gutshall                         2001      159,845       43,500          1,500            6,294
President and Chief Executive Officer     2000      152,565       60,000              0            5,725
                                          1999      145,400       54,000         11,697            4,899

A. Wayne Lewis                            2001      131,709       22,000          1,500            5,433
Executive Vice President and              2000      126,158       40,000              0            5,677
Chief Operating Officer                   1999      120,150       36,000          1,575            5,443

J. Randy Woodson                          2001      104,819       22,000          1,000            4,324
Executive Vice President and              2000       98,831       21,677              0            4,447
Chief Lending Officer - Valley Bank       1999       94,125       17,000          3,938            4,252



(1) Includes 401(k) employer matching contributions.

Incentive Stock Plan

     The Incentive Stock Plan (the "Plan") was effective January 19, 1995 and is applicable to not more than 103,950 shares of the Company's Common Stock. The Plan is administered by the Human Resources Committee (the "Committee") of the Board, which has the authority to grant to officers and employees of the Company and the Bank stock options, stock appreciation rights and outright grants of stock. Option prices are determined by the Committee, but cannot be less than fair market value of the Company's Common Stock at the time the option is granted. The exercise period of each option is determined by the Committee at the date of grant but cannot be more than ten years. Non-employee directors of the Company are not eligible for awards under the Plan.

     The table below shows stock options granted to the named executive officers under the Plan:

                                  Stock Option Grants in Last Fiscal Year
---------------------------------------------------------------------------------------------------------
                          Number of          Percent of total
                          Securities        options granted to
                          underlying         employees during      Exercise or base
       Name             Options granted        fiscal year            price ($/Sh)       Expiration date
       ----             ---------------        -----------            ------------       ---------------
Ellis L. Gutshall           1,500                 12.50%                 15.50           January 29, 2011
A. Wayne Lewis              1,500                 12.50%                 15.50           January 29, 2011
J. Randy Woodson            1,000                  8.33%                 15.50           January 29, 2011
---------------------------------------------------------------------------------------------------------

     The following table shows stock options exercised during the last fiscal year (if any) and granted but unexercised stock options under the Plan for the named executive officers at December 31, 2001.

                 Aggregated Option Exercises in Last Fiscal Year
                 -----------------------------------------------
                        and Fiscal Year-End Option Values
                        ---------------------------------

                                                                Number of Securities    Value of Unexercised
                                                               Underlying Unexercised   In-the-Money Options
                                                              Options at 12/31/01 (#)      at 12/31/01 ($)
                     Shares Acquired                                Exercisable/            Exercisable/
    Name             on Exercise (#)    Value Realized ($)         Unexercisable            Unexercisable
    ----             ---------------    ------------------         -------------            -------------
Ellis L. Gutshall                  0                     0                36,246                  230,793
                                                                           2,445                      750

A. Wayne  Lewis                    0                     0                36,246                  237,040
                                                                           2,445                      750

J. Randy Woodson                   0                     0                 4,725                   11,227
                                                                           5,463                    8,782

Individual Stock Option Agreements

     In addition to the Incentive Stock Plan described above, the Company has entered into agreements with Messrs. Gutshall and Lewis whereby those executive officers have received nontransferable options to purchase at $9.52 per share for each of three years shares of Company Common Stock in an amount up to one percent of the total shares sold in the Company's initial public offering, subject to the Bank meeting certain performance criteria as to profitability, size and loan quality during the early operating years.

     The Company sold 1,012,242 shares of Common Stock in its initial public offering (total shares and option prices adjusted to reflect the 1.05-for-1 stock split in 2000) so, if the Bank met the applicable specified performance criteria, each officer would have three exercisable stock purchase options of 10,122 shares each or an aggregate of 30,366 shares per officer. The options are cumulative and exercisable in whole or in part only if the performance criteria are met. Each option has a term of ten years from the date of vesting unless the officer's employment is terminated prior to the expiration of the ten-year period. As of December 31, 2001 all performance criteria had been met and all options had vested.

Employment Contracts and Termination of Employment and Change-in-Control Agreements

     The Company has entered into employment agreements (the "Employment Agreements") with Messrs. Gutshall and Lewis. The Employment Agreements have an initial term of three years, with an automatic extension each year of one additional year unless either party gives notice at least 120 days prior to the date of extension that the Employment Agreement shall not be extended. The Employment Agreements provide for a certain minimum salary level that may be increased (but not decreased) by the Board pursuant to an annual evaluation, as well as group benefits to the extent provided to other executives and the establishment of a life insurance policy financing facility.

     The Employment Agreements also contains change-in-control provisions entitling each executive to certain benefits in the event his employment is terminated within three years of a change in control of the Company for reason other than death, retirement, disability, cause, voluntary resignation other than for good reason, or pursuant to notice of termination given prior to the change in control (except notice of termination given after any regulatory filing has been made in contemplation of a change in control). If a change in control followed by such termination occurs, the executive will receive a lump-sum payment equal to 2.99 times average compensation (determined as set forth in the Agreement), provided that if the payment is or will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any similar tax (the "Excise Tax"), the amount of such payment will be reduced by the amount necessary to avoid the Excise Tax.

     As an inducement in part to become Senior Vice President of the Bank in 1998, the Company agreed to enter into a change-in-control severance agreement with Mr. Woodson (the "Severance Agreement"). The effective date of the Severance Agreement is February 9, 1998 and the initial term is five years. The Severance Agreement provides that if there is a change in control of the Company during the term of the Severance Agreement, then Mr. Woodson shall be entitled to the same change-in-control protections and compensation as were outlined in the discussion in the immediately preceding paragraph of the Employment Agreements with Messrs. Gutshall and Lewis.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Company's 2003 Annual Meeting of Shareholders must be received not later than November 19, 2002 by the Corporate Secretary at P.O. Box 2740, Roanoke, VA 24001 for inclusion in the Company's Proxy Statement relating to that meeting.

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     The Board of Directors knows of no other matter that may properly come before the Annual Meeting for action. However, if any other matter does properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the proxy in accordance with their judgment as to what is in the best interests of the Company.

Annual Report on Form 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for the year ended December 31, 2001 is available without charge to shareholders after March 31, 2002 upon request to the Corporate Secretary at P.O. Box 2740, Roanoke, VA 24001.

                                By Order of the Board of Directors


                                /s/ A. Wayne Lewis

Roanoke, Virginia               A. Wayne Lewis
March 20, 2002                  Executive Vice President
                                Chief Operating Officer and Corporate Secretary

                          Valley Financial Corporation

                              36 Church Avenue, SW
                             Roanoke, Virginia 24011

     This Proxy is solicited by the Board of Directors of Valley Financial Corporation for the 2002 Annual Meeting of Shareholders to be held on April 24, 2002.

     The undersigned hereby appoints Douglas W. Densmore, Esq. and Kevin P. Oddo, Esq., either of whom may act, with full power of substitution, as proxy to vote all of the shares of common stock of the Company held of record by the undersigned on February 28, 2002 at the Annual Meeting of the Company to be held on April 24, 2002 and at any adjournments thereof, as designated below:

1. ELECTION OF FOUR CLASS B DIRECTORS to serve until the 2005 Annual Meeting of Shareholders.

[_]  FOR all nominees below                        [_]  WITHHOLD AUTHORITY
     (except as marked to the contrary                  to vote for all nominees
     below)                                             below

     CLASS B NOMINEES: Abney S. Boxley, III, William D. Elliot, Barbara B. Lemon and Ward W. Stevens, M.D.

                Instruction: To withhold authority for any individual nominee, write that nominee's name on the space provided below.

     __________________________________________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR PROPOSAL NO.
                                                               ---
1 ABOVE.

     The undersigned hereby acknowledges receipt of the Notice and Proxy Statement dated March 20, 2002 with respect to the 2002 Annual Meeting.

                                                  Dated __________________, 2002
=======================================================

Number of Shareholders Attending The Annual Meeting ___

=======================================================
                                                  ______________________________
                                                  (Signature of Shareholder)
=======================================================

Number of Shareholders Attending The Reception ___

=======================================================
                                                  ______________________________
                                                  (Signature of Shareholder)

                                                  NOTE: When signing as
                                                  attorney, trustee,
                                                  administrator, executor or
                                                  guardian, please give your
                                                  full title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  President or other authorized
                                                  officer. In the case of joint
                                                  tenants, each joint owner must
                                                  sign.